    As filed with the Securities and Exchange Commission on October 25, 2000

                                           Registration No. 33-9421/811-5526

===============================================================================
                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



         Pre-Effective Amendment No. ___ Post-Effective Amendment No.___
                        (Check appropriate box or boxes)



                Exact Name of Registrant as Specified in Charter:
                          MUTUAL FUND INVESTMENT TRUST

                         Area Code and Telephone Number:
                                 1-800-5-CHASE-0

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                   LISA HURLEY
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

                             CYNTHIA G. COBDEN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                             New York, NY 10017-3954

===============================================================================

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on November 27, 2000 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-9421/811-5526) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 1999 was filed on March 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                          MUTUAL FUND INVESTMENT TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)



ITEM NO.                                                       HEADING

PART A
1.       Beginning of Registration Statement
         and Outside Front Cover Page of
         Prospectus.....................................       Cover Page

2.       Beginning and Outside Back Cover Page
         of Prospectus..................................       Table of Contents

3.       Synopsis and Risk Factors......................       Summary; Risk Factors

4.       Information About the Transaction..............       Summary; Information Relating to the Proposed
                                                               Conversion

5.       Information About the Registrant...............       Summary; Information Relating to the Proposed
                                                               Reorganization; Investment Policies; Additional
                                                               Information About Chase Balanced Fund

6.       Information About the Company Being Acquired...       Summary; Information Relating to the Proposed
                                                               Reorganization; Investment Policies; Additional
                                                               Information About Chase Vista Balanced Fund
7.       Voting Information.............................       Summary; Information Relating to Voting Matters

8.       Interest of Certain Persons and
         Experts........................................       Information Relating to Voting Matters

9.       Additional Information Required for
         Reoffering by Persons Deemed to
         be Underwriters................................       Inapplicable

PART B

10.      Cover Page.....................................       Statement of Additional Information; Cover Page

11.      Table of Contents..............................       Table of Contents

12.      Additional Information ........................       Statement of Additional Information dated December
                                                               29, 1999

13.      Additional Information About the
         Company Being Acquired ........................       Inapplicable

14.      Financial Statements...........................       Financial Statements; Pro Forma Financial Statements

PART C

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                           CHASE VISTA BALANCED FUND
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                              [December 1,] 2000

Dear Shareholder:

    A special meeting of the shareholders of Chase Vista Balanced Fund, a series of Mutual Fund Group ("MFG"), will be held on January 26, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of Chase Vista Balanced Fund into Chase Balanced Fund, a series of Mutual Fund Investment Trust ("MFIT") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in Chase Balanced Fund, which is also advised by The Chase Manhattan Bank ("Chase"). The investment objective and policies for Chase Vista Balanced Fund are similar to those of Chase Balanced Fund. MFIT is comprised of 11 portfolios, each managed by Chase, consisting of income and equity funds. In connection with the Reorganization, Chase Balanced Fund will be renamed ["Chase ______ Balanced Fund."]

    After the proposed Reorganization, your investment would be in a larger combined fund with similar investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.

    The current investment adviser for both Chase Balanced Fund and Chase Vista Balanced Fund is Chase. The sub-adviser for Chase Vista Balanced Fund is Chase Fleming Asset Management (USA) Inc. ("CFAM"). Chase Balanced Fund has no sub-adviser; however, the two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of Chase Vista Balanced Fund and MFG to Chase Balanced Fund and MFIT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Chase Vista Balanced Fund, MFG, Chase Balanced Fund, MFIT or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares of Chase Balanced Fund.

    The Proposal has been carefully reviewed by the Board of Trustees of MFG, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFG UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-34-VISTA.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, November 10, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on January 26, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                    Fergus Reid
                                                    Chairman

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds which have similar investment policies and which are managed by the same portfolio management team.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, Chase Vista Balanced Fund would transfer all of its assets and liabilities to Chase Balanced Fund and would receive, in exchange, shares of Chase Balanced Fund. Chase Vista Balanced Fund would then be liquidated and the shares of Chase Balanced Fund would be distributed to shareholders such as you. After the Reorganization, you would own shares in Chase Balanced Fund rather than Chase Vista Balanced Fund. Holders of Class A Shares would receive Class A Shares in Chase Balanced Fund, holders of Class B Shares would receive Class B Shares in Chase Balanced Fund and holders of
Class C Shares would receive Class C Shares in Chase Balanced Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    Chase Balanced Fund and Chase Vista Balanced Fund have similar investment objectives and policies. Chase Balanced Fund normally invests 30% to 70% of its assets in equity securities while Chase Vista Balanced Fund normally invests 35% to 70% of its total assets in equity securities. Unlike Chase Vista Balanced Fund, most of whose equity securities are in well-known, established companies with market capitalizations equal to those within the universe of S&P 500 stocks, Chase Balanced Fund invests primarily in companies with one or more of a set of characteristics. One of those characteristics is a market capitalization of more than $500 million. In addition, Chase Balanced Fund may invest up to 30% of its total assets in foreign securities, as opposed to 20% for Chase Vista Balanced Fund. Therefore, the Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Balanced Fund than they are for Chase Vista Balanced Fund. If an increase does arise, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    The same portfolio management team which manages the day-to-day investment activities of Chase Vista Balanced Fund also manages Chase Balanced Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Chase Vista Balanced Fund or Chase Balanced Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Substantially similar services are available to shareholders of both Chase Vista Balanced Fund and Chase Balanced Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in Chase Balanced Fund.

AS A HOLDER OF SHARES OF CHASE VISTA BALANCED FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                           CHASE VISTA BALANCED FUND,
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001

To the Shareholders of Chase Vista Balanced Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders ("Shareholders") of Chase Vista Balanced Fund ("Chase Vista Balanced Fund"), a series of Mutual Fund Group ("MFG"), will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between Mutual Fund Group ("MFG") on behalf of Chase Vista Balanced Fund, and Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Balanced Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Chase Vista Balanced Fund to Chase Balanced Fund, a series of MFIT in exchange for (i) Class A Shares of Chase Balanced Fund (the "Class A Shares"), (ii) Class B Shares of Chase Balanced Fund (the "Class B Shares") and
          (iii) Class C Shares of Chase Balanced Fund ("Class C Shares" and together with the Class A Shares and Class B Shares, the "Chase Balanced Fund Shares"), as applicable; and (b) the distribution of such Chase Balanced Fund Shares to the Shareholders of Chase Vista Balanced Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposal is described in the attached Combined Prospectus/ Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFG. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CHASE VISTA BALANCED FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa M. Hurley
                                                                Lisa M. Hurley
                                                    Secretary

    [December 1,] 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED [DECEMBER 1,] 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                           CHASE VISTA BALANCED FUND,
                         A SERIES OF MUTUAL FUND GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 34-VISTA

                        BY AND IN EXCHANGE FOR SHARES OF
                              CHASE BALANCED FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                (800) 5-CHASE-0

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Chase Vista Balanced Fund ("Chase Vista Balanced Fund"), a series of Mutual Fund Group ("MFG"), into Chase Balanced Fund ("Chase Balanced Fund"), a series of Mutual Fund Investment Trust ("MFIT"). If approved by Shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Chase Vista Balanced Fund, which is a series of MFG, to Chase Balanced Fund, a series of MFIT having similar investment objectives and policies as Chase Vista Balanced Fund, in exchange for shares of Chase Balanced Fund (the "Reorganization"). MFG and MFIT are both open-end management investment companies offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. In connection with the Reorganization, Chase Balanced Fund will be renamed ["Chase ______ Balanced Fund."]

    Under the proposed Reorganization, each shareholder of Chase Vista Balanced Fund (the "Chase Vista Balanced Fund Shareholders") would receive Shares (the "Chase Balanced Fund Shares") of Chase Balanced Fund with a value equal to such Chase Vista Balanced Fund Shareholder's holdings in Chase Vista Balanced Fund. Holders of Class A Shares would receive Class A Shares (the "Class A Shares") in Chase Balanced Fund, holders of Class B Shares would receive Class B Shares (the "Class B Shares") in Chase Balanced Fund and holders of Class C Shares would receive Class C Shares (the "Class C Shares") in Chase Balanced Fund. Therefore, as a result of the proposed Reorganization, current Shareholders of Chase Vista Balanced Fund will become shareholders of Chase Balanced Fund ("Chase Balanced Fund Shareholders"). In connection with the Reorganization, Chase Balanced Fund will implement a new multi-class structure under which it will offer Class A, Class B, Class C and Institutional Class Shares.

    MFG is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and currently has 20 series of mutual fund portfolios. MFIT is registered as an open-end management investment company under the 1940 Act and currently has 11 series of mutual fund portfolios. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for both Chase Balanced Fund and Chase Vista Balanced Fund. Chase Fleming Asset Management (USA), Inc. ("CFAM") serves as sub-adviser for Chase Vista Balanced Fund. There is no sub-adviser for Chase Balanced Fund; however, the two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Balanced Fund and employed the same portfolio management team as CFAM. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFG, on behalf of Chase Vista Balanced Fund, and MFIT, on behalf of Chase Balanced Fund, attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees of MFG is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The

Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, at which meeting shareholders in Chase Vista Balanced Fund will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of Chase Vista Balanced Fund for the meeting of its Shareholders and also constitutes MFIT's prospectus for Chase Balanced Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFG and MFIT that a prospective investor should know before voting on the Proposal. The current prospectuses for Chase Vista Balanced Fund and Chase Balanced Fund are incorporated herein by reference and are enclosed with this Combined Prospectus/Proxy Statement. A statement of additional information relating to this Combined Prospectus/Proxy Statement dated [December 1,] 2000 (the "Statement of Additional Information") containing additional information about MFG and MFIT has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to MFG at its address noted above or by calling 1-800-34-VISTA.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about [December 1,] 2000.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFIT OR MFG.

    INVESTMENTS IN CHASE BALANCED FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE BALANCED FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL: REORGANIZATION PLAN.....................     1
SUMMARY...........................................     1
RISK FACTORS......................................     7
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     8
INVESTMENT POLICIES...............................    11
PURCHASES, REDEMPTIONS AND EXCHANGES..............    14
DISTRIBUTIONS AND TAXES...........................    18
COMPARISON OF CHASE VISTA BALANCED FUND'S AND
 CHASE BALANCED FUND'S ORGANIZATION STRUCTURES....    18
INFORMATION RELATING TO THE ADVISORY CONTRACTS....    20
BOARD OF TRUSTEES.................................    22
INFORMATION RELATING TO VOTING MATTERS............    24
ADDITIONAL INFORMATION ABOUT MFG..................    25
ADDITIONAL INFORMATION ABOUT MFIT.................    26
FINANCIAL STATEMENTS AND EXPERTS..................    26
OTHER BUSINESS....................................    26
LITIGATION........................................    26
SHAREHOLDER INQUIRIES.............................    26
Appendix A--Agreement and Plan of
  Reorganization..................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Chase Vista Balanced Fund, a portfolio of Mutual Fund Group ("MFG"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFG ("MFG Board") of proxies to be used at a Special Meeting of Shareholders of Chase Vista Balanced Fund to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about [December 1], 2000.

    At the Meeting, Chase Vista Balanced Fund shareholders (the "Chase Vista Balanced Fund Shareholders") will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated October 31, 2000 between MFG, on behalf of Chase Vista Balanced Fund, and MFIT, on behalf of Chase Balanced Fund ("Chase Balanced Fund," together with Chase Vista Balanced Fund, the "Funds"), pursuant to which all of the assets and liabilities of Chase Vista Balanced Fund will be transferred to Chase Balanced Fund in exchange for shares ("Chase Balanced Fund Shares") of Chase Balanced Fund. As a result of this transaction (the "Reorganization"), Chase Vista Balanced Fund Shareholders will become shareholders of Chase Balanced Fund and will receive Chase Balanced Fund Shares equal in value to their holdings in Chase Vista Balanced Fund on the date of the Reorganization. Holders of Class A Shares in Chase Vista Balanced Fund would receive Class A Shares ("Class A Shares") in Chase Balanced Fund, holders of Class B Shares in Chase Vista Balanced Fund would receive Class B Shares ("Class B Shares") in Chase Balanced Fund and holders of Class C Shares in Chase Vista Balanced Fund would receive Class C Shares ("Class C Shares") in Chase Balanced Fund. In connection with the Reorganization, Chase Balanced Fund will be renamed ["Chase ______ Balanced Fund."] Further information relating to Chase Balanced Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

                THE MFG BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

    Approval of the Reorganization Plan by Chase Vista Balanced Fund requires the affirmative vote of the lesser of (i) 67% or more of the Chase Vista Balanced Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista Balanced Fund Shares. If the Reorganization Plan is not approved by Chase Vista Balanced Fund Shareholders, the MFG Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of the Chase Balanced Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Chase Vista Balanced Fund's and Chase Balanced Fund's Semi-Annual Reports to Shareholders and their Annual Reports to Shareholders are enclosed with this Combined Prospectus/Proxy Statement.

PROPOSED TRANSACTION

    Pursuant to the proposed Reorganization Plan, Chase Vista Balanced Fund, an existing series of MFG, will transfer all of its assets and liabilities to Chase Balanced Fund in exchange for shares of Chase Balanced Fund, a series of MFIT.

    Under the proposed Reorganization, each Chase Vista Balanced Fund Shareholder would receive a number of Chase Balanced Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Chase Vista Balanced Fund Shares on such date. Therefore, following the proposed Reorganization, Chase Vista Balanced Fund Shareholders will be Chase Balanced Fund Shareholders.

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Balanced Fund than they are for Chase Vista Balanced Fund. Chase Vista Balanced Fund Shareholders holding Class A Shares will receive Class A Shares in the Reorganization, but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Chase Balanced Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFG Board and the MFIT Board, including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act, have each determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

INVESTMENT ADVISERS

    The investment adviser to both Chase Balanced Fund and Chase Vista Balanced Fund is The Chase Manhattan Bank ("Chase"). Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation. In addition, Chase Fleming Asset Management
(USA), Inc. ("CFAM"), a wholly-owned subsidiary of Chase, serves as the sub-investment adviser to Chase Vista Balanced Fund pursuant to an agreement with Chase and manages Chase Vista Balanced Fund on a day-to-day basis. The same portfolio management team which manages Chase Vista Balanced Fund manages and will continue to manage Chase Balanced Fund. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Balanced Fund and employed the same portfolio management team as CFAM. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Balanced Fund and Chase Balanced Fund.

REASONS FOR THE REORGANIZATION

    The MFG Board and MFIT Board decided to reorganize Chase Vista Balanced Fund into Chase Balanced Fund to increase operational and administrative efficiencies, since the two funds have similar investment objectives and policies and are managed by the same portfolio management team.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett, counsel to MFG, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Chase Vista Balanced Fund, Chase Balanced Fund or their respective shareholders. The holding period and tax basis of the Chase Balanced Fund Shares will be the same as the holding period and tax cost basis of the shareholder's shares of Chase Vista Balanced Fund. In addition, the holding period and tax basis of those assets owned by Chase Vista Balanced Fund transferred to Chase Balanced Fund will be identical for Chase Vista Balanced Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of both Chase Vista Balanced Fund and Chase Balanced Fund is to seek to maximize total return through long-term capital growth and earning current income provide capital appreciation.

    The investment policies of Chase Vista Balanced Fund and Chase Balanced Fund are similar. Chase Balanced Fund normally invests 30% to 70% of its assets in equity securities while Chase Vista Balanced Fund normally invests 35% to 70% of its total assets in equity securities. Unlike Chase Vista Balanced Fund, most of whose equity securities are in well-known, established companies with market capitalizations equal to those within the universe of S&P 500 stocks, Chase Balanced Fund invests primarily in companies with one or more of a set of characteristics. One of those characteristics is a market capitalization of more than $500 million. In addition, Chase Balanced Fund may invest up to 30% of its total assets in foreign securities, as opposed to 20% for Chase Vista Balanced Fund.

ADDITIONAL TRUST PORTFOLIOS

    In addition to Chase Balanced Fund, MFIT currently offers ten additional portfolios:

Core Equity Fund                                              Intermediate Bond Fund
Equity Growth Fund                                            Money Market Fund
Equity Growth II                                              Short-Intermediate Term U.S. Government Securities Fund
Equity Income Fund                                            Small Capitalization Fund
Income Fund                                                   U.S. Government Securities Fund

    Detailed descriptions of each MFIT portfolio can be found in the MFIT prospectuses and Statement of Additional Information. MFIT may add or subtract additional portfolios from time to time in the future.

However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

    In addition to Chase Vista Balanced Fund, MFG currently offers 19 additional portfolios:

Bond Fund                                                     Japan Fund
Capital Growth Fund                                           Large Cap Equity Fund
Core Equity Fund                                              Select Growth and Income Fund
Equity Growth Fund                                            Short-Term Bond Fund
Equity Income Fund                                            Small Cap Equity Fund
European Fund                                                 Small Cap Opportunities Fund
Focus Fund                                                    Strategic Income Fund
Growth and Income Fund                                        U.S. Government Securities Fund
H&Q Technology Fund                                           U.S. Treasury Income Fund
International Equity Fund

    Detailed descriptions of each MFG portfolio can be found in the MFG prospectuses and Statement of Additional Information. MFG may add or subtract portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

PRINCIPAL RISKS OF INVESTING IN CHASE BALANCED FUND

    The following discussion highlights the principal risk factors associated with an investment in Chase Balanced Fund. Chase Balanced Fund experiences the risks of investing in both equity and fixed income securities. For example, the value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio. UNLIKE CHASE VISTA BALANCED FUND, MOST OF WHOSE EQUITY SECURITIES ARE IN WELL-KNOWN, ESTABLISHED COMPANIES WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF S&P 500 STOCKS, CHASE BALANCED FUND MAY INVEST IN SECURITIES WHICH TRADE LESS FREQUENTLY AND IN SMALLER VOLUMES THAN SECURITIES OF LARGER, MORE ESTABLISHED COMPANIES. AS A RESULT, CHANGES IN SHARE PRICES MAY BE MORE SUDDEN OR ERRATIC. With respect to its debt securities, the value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for both Chase Balanced Fund and Chase Vista Balanced Fund is Chase. Chase oversees the asset management and administration of both Chase Balanced Fund and Chase Vista Balanced Fund. As compensation for its services, Chase receives a management fee from each of Chase Balanced Fund and Chase Vista Balanced Fund at an annual rate of 0.75% and 0.50%, respectively, of their respective average daily net assets. In connection with the Reorganization, it is anticipated that the management fee for Chase Balanced Fund will be reduced to 0.50%. A portion of the fee generated with respect to Chase Vista Balanced Fund is used to pay CFAM, Chase Vista Balanced Fund's sub-adviser.

    Pursuant to the terms of advisory agreements between Chase and MFIT and between Chase and MFG (each, an "Advisory Agreement"), Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Chase Balanced Fund, subject to the general supervision of the MFIT Board, and Chase Vista Balanced Fund, subject to the general supervision of the MFG Board. Pursuant to an investment sub-advisory agreement between Chase and CFAM (the "Subadvisory Agreement"), Chase delegates certain of these responsibilities to CFAM with respect to Chase Vista Balanced Fund. For the investment sub-advisory services rendered to Chase Vista Balanced Fund and Chase, CFAM is entitled to receive from Chase an annual fee of 0.25% of Chase Vista Balanced Fund's average net assets.

    It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Balanced Fund and Chase Balanced Fund.

OTHER SERVICES

    Vista Fund Distributors, Inc. ("VFD"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for Chase Vista Balanced Fund. CFD Fund Distributors, Inc. ("CFD"), another wholly-owned indirect subsidiary of BISYS, is the distributor for Chase Balanced Fund. VFD and CFD are unaffiliated with Chase. [In connection with the Reorganization, VFD will become distributor for Chase Balanced Fund and will change its name to Chase ______ Fund Distributors, Inc.]

    Chase serves as administrator, fund accountant and custodian for both Chase Balanced Fund and Chase Vista Balanced Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by both Chase Balanced Fund and Chase Vista Balanced Fund.

    PricewaterhouseCoopers LLP ("PwC") serves as both Chase Vista Balanced Fund's and Chase Balanced Fund's independent accountants, auditing and reporting on the annual financial statements of each Fund and preparing each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFG or MFIT engages it to do so.

ORGANIZATION

    Each of MFG and MFIT is organized as a Massachusetts business trust. Chase Vista Balanced Fund is organized as a series of MFG and Chase Balanced Fund is organized as a series of MFIT.

PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for making purchases, redemptions and exchanges of shares of Chase Balanced Fund are substantially similar to those with respect to shares of Chase Vista Balanced Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by each of Chase Vista Balanced Fund and Chase Balanced Fund that reflect the current expense arrangements, and (ii) estimated fees and expenses on a pro forma basis for Chase Balanced Fund after giving effect to the proposed Reorganization. Under the proposed Reorganization, holders of Class A Shares in Chase Vista Balanced Fund would receive Class A Shares in Chase Balanced Fund, holders of Class B Shares in Chase Vista Balanced Fund would receive Class B Shares in Chase Balanced Fund and holders of Class C shares in Chase Vista Balanced Fund would receive Class C Shares in Chase Balanced Fund. SHAREHOLDERS RECEIVING CLASS A SHARES WILL NOT PAY A SALES LOAD ON SHARES RECEIVED IN THE REORGANIZATION BUT WILL PAY A SALES LOAD ON ADDITIONAL CLASS A SHARES THEY BUY IN THE FUTURE.

    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current Chase Vista Balanced Fund Shareholders are anticipated to be the same or less following the Reorganization. In addition, Chase has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual expenses do not increase for at least one year.

                                     CHASE VISTA BALANCED FUND(A)
                                     ----------------------------
                                     CLASS A   CLASS B   CLASS C
                                      SHARES    SHARES    SHARES
                                     --------  --------  --------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) When
  You Buy Shares, Shown As % Of The
  Offering Price                       5.75%    None      None
Maximum Deferred Sales Charge
  (Load) Shown As Lower Of % Of The
  Offering Price Or Redemption
  Proceeds                            None       5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
  (as a percentage of average net
  assets)
Management Fees                        0.50%     0.50%     0.50%
Distribution (12b-1) Fees              0.25%     0.75%     0.75%
Other Expenses                         0.72%     0.72%     0.72%
Total Annual Fund Operating
  Expenses                             1.47%     1.97%     1.97%

                                          CHASE BALANCED FUND(B)
                                          ----------------------
                                           INVESTOR    PREMIER
                                            CLASS       CLASS
                                            SHARES      SHARES
                                          ----------  ----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) When You Buy
  Shares, Shown As % Of The Offering
  Price                                    None        None
Maximum Deferred Sales Charge (Load)
  Shown As Lower Of % Of The Offering
  Price Or Redemption Proceeds             None        None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
  (as a percentage of average net
  assets)
Management Fees                              0.75%       0.75%
Distribution (12b-1) Fees                    0.25%     None
Other Expenses                               0.53%       0.28%
Total Annual Fund Operating Expenses         1.53%       1.03%

                                       CHASE BALANCED FUND(COMBINED)(C)
                                ----------------------------------------------
                                PRO FORMA  PRO FORMA  PRO FORMA    PRO FORMA
                                 CLASS A    CLASS B    CLASS C   INSTITUTIONAL
                                 SHARES     SHARES     SHARES    CLASS SHARES
                                ---------  ---------  ---------  -------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
Maximum Sales Charge (Load)
  When You Buy Shares, Shown
  As % Of The Offering Price       5.75%    None       None         None
Maximum Deferred Sales Charge
  (Load) Shown As Lower Of %
  Of The Offering Price Or
  Redemption Proceeds            None         5.00%      1.00%      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
  (as a percentage of average
  net assets)
Management Fees                    0.50%      0.50%      0.50%         0.50%
Distribution (12b-1) Fees          0.25%      0.75%      0.75%      None
Other Expenses                     0.68%      0.68%      0.68%         0.50%
Total Annual Fund Operating
  Expenses                         1.43%      1.93%      1.93%         1.00%

---------------------

(a) The actual Other Expenses for Class A shares of Chase Vista Balanced Fund are expected to be 0.50% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(b) The actual Management Fees for Investor and Premier Class shares of Chase Balanced Fund, prior to the Reorganization, are expected to be 0.72% and 0.72%, respectively, the actual Distribution Fees for Investor Class shares are expected to be 0.00%, and Total Annual Fund Operating Expenses for Investor and Premier Class shares are not expected to exceed 1.25% and 1.00%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(c) The actual Other Expenses for Class A shares of Chase Balanced Fund, subsequent to the reorganization, are expected to be 0.50% and Total Annual Fund Operating Expenses for Class A shares are not expected to exceed 1.25%. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of the period;

    - your investment has a 5% return each year; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

    If you sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA BALANCED FUND
  CLASS A SHARES*               $ 716   $ 1,013  $ 1,332  $ 2,231
  CLASS B SHARES**              $ 700   $   918  $ 1,262  $ 2,167***
  CLASS C SHARES**              $ 300   $   618  $ 1,062  $ 2,296
CHASE BALANCED FUND
  INVESTOR CLASS SHARES         $ 156   $   483  $   834  $ 1,824
  PREMIER CLASS SHARES          $ 105   $   328  $   569  $ 1,259
PRO FORMA CHASE BALANCED FUND
  CLASS A SHARES*               $ 712   $ 1,001  $ 1,312  $ 2,190
  CLASS A SHARES (WITHOUT
    SALES CHARGE)               $ 146   $   452  $   782  $ 1,713
  CLASS B SHARES**              $ 696   $   906  $ 1,242  $ 2,124***
  CLASS C SHARES**              $ 296   $   606  $ 1,042  $ 2,254
  INSTITUTIONAL CLASS SHARES    $ 102   $   318  $   552  $ 1,225

    If you don't sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                ------  -------  -------  ----------
CHASE VISTA BALANCED FUND
  CLASS B SHARES                $ 200   $   618  $ 1,062  $ 2,167***
  CLASS C SHARES                $ 200   $   618  $ 1,062  $ 2,296
PRO FORMA CHASE BALANCED FUND
  CLASS B SHARES                $ 196   $   606  $ 1,042  $ 2,124***
  CLASS C SHARES                $ 196   $   606  $ 1,042  $ 2,254

-------------------

  * Assumes sales charge is deducted when shares are purchased. Shareholders who received Class A Shares as a result of the proposed reorganization will not be charged a sales load.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Balanced Fund. Chase Balanced Fund has investment policies and investment restrictions similar to Chase Vista Balanced Fund. Therefore, there should be similarities between the risk factors associated with Chase Balanced Fund and Chase Vista Balanced Fund; however, an important difference is described below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Chase Balanced Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Chase Balanced Fund.

    The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

    The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

    The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

    The securities of small and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. BECAUSE MOST OF CHASE VISTA BALANCED FUND'S EQUITY SECURITIES ARE IN WELL-KNOWN, ESTABLISHED COMPANIES WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF S&P 500 STOCKS, THIS RISK WAS NOT GENERALLY APPLICABLE TO CHASE VISTA BALANCED FUND.

    Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

    Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

    In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

    The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

    When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with pre-payment features are likely to decrease as much or more than securities without pre-payment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities with-out prepayment features.

    Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

    The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

    Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

    The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

    Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

    Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

    Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

    The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

    The value of real estate investment trusts ("REITs") will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

    If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Chase Vista Balanced Fund will be transferred to and assumed by Chase Balanced Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Chase Vista Balanced Fund, MFIT will issue at the Effective Time of the Reorganization full and fractional (a) Class A Shares of Chase Balanced Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class A Shares of Chase Vista Balanced Fund,
(b) Class B Shares of Chase Balanced Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class B Shares of Chase Vista Balanced Fund and (c) Class C Shares of Chase Balanced Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class C Shares of Chase Vista Balanced Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Chase Vista Balanced Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the Chase Vista Balanced Fund Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of Chase Vista Balanced Fund by Chase Balanced Fund, Chase Vista Balanced Fund will distribute Chase Balanced Fund Shares received from MFIT to the Chase Vista Balanced Fund Shareholders in liquidation of Chase Vista Balanced Fund. Each Chase Vista Balanced Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Class A Shares, Class B Shares or
Class C Shares, as the case may be, with a total net asset value equal to the net asset value of their Chase Vista Balanced Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of Chase Vista Balanced Fund.

    Chase Balanced Fund expects to maintain most of the portfolio investments of Chase Vista Balanced Fund in light of the similar investment policies of Chase Vista Balanced Fund and the strategies of its investment adviser.

    After the Reorganization all of the issued and outstanding shares of Chase Vista Balanced Fund Shares will be canceled on the books of Chase Vista Balanced Fund and the stock transfer books of Chase Vista Balanced Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Chase Vista Balanced Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 19, 2001 or such other date as is agreed to by the parties.

    The expenses of Chase Vista Balanced Fund and Chase Balanced Fund in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their fund's shareholders.

BOARD CONSIDERATIONS

    In its consideration and approval of the Reorganization at meetings held on October 24, 2000, the MFG Board considered and discussed the future of Chase Vista Balanced Fund and how to best serve the Chase Vista Balanced Fund Shareholders' interests. The Trustees discussed the size of Chase Vista Balanced Fund's investment portfolio (approximately $139 million as of August 31, 2000) and the increasing advantages of reorganizing Chase Vista Balanced Fund into Chase Balanced Fund. The Trustees reviewed the Proposal. After discussions, it was decided to pursue the Reorganization with Chase Balanced Fund.

    In considering the Reorganization, the Trustees noted that all Chase Balanced Fund Shareholders wishing to invest in other types of funds would be able to exchange into other Chase Vista funds without being charged a front-end sales charge. In its consideration and approval of the Reorganization, the MFG Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Chase Vista Balanced Fund and Chase Balanced Fund; the effect of such Reorganization on Chase Vista Balanced Fund and its shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied by Chase and its affiliates; the management and other fees payable by Chase Balanced Fund; the similarities and differences in the investment objective and policies of the Funds; the opportunity to combine Chase Vista Balanced Fund with Chase Balanced Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; and the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as they believed to be relevant, the MFG Board determined that the proposed Reorganization is in the best interests of Chase Vista Balanced Fund and that the interests of the Chase Vista Balanced Fund Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Chase Vista Balanced Fund Shareholders for approval.

    The MFIT Board considered the proposed Reorganization from the perspective of Chase Balanced Fund. The MFIT Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; and the fact that the Reorganization would constitute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFIT Board determined that
(i) the proposed Reorganization is in the best interests of the shareholders of Chase Balanced Fund and (ii) the interests of Chase Balanced Fund's Shareholders would not be diluted as a result of the Reorganization.

    After considering the foregoing factors, together with such other information as it believed to be relevant, the MFIT Board approved the Reorganization Plan.

       THE MFG BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL

    The MFG Board has not determined what action Chase Vista Balanced Fund will take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFG receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Chase Vista Balanced Fund to Chase Balanced Fund in exchange for Chase Balanced Fund Shares and the liquidating distributions to Shareholders of Chase Balanced Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Chase Vista Balanced Fund and Chase Balanced Fund will each be considered "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by Chase Vista Balanced Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Balanced Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Chase Vista Balanced Fund Shareholders on the distribution to Chase Vista Balanced Fund Shareholders of the Chase Balanced Fund Shares in exchange for their Chase Vista Balanced Fund Shares; (v) the aggregate basis of Shares of Chase Balanced Fund received by a Shareholder of Chase Vista Balanced Fund will be the same as the aggregate basis of such Chase Vista Balanced Fund Shareholder's Chase Vista Balanced Fund Shares immediately prior to the Reorganization; (vi) the basis of Chase Balanced Fund in the assets of Chase Vista Balanced Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Chase Vista Balanced Fund immediately before such transaction; (vii) a Chase Vista Balanced Fund Shareholder's holding period for Chase Balanced Fund Shares will be determined by including the period for which each Chase Vista Balanced Fund Shareholder held Chase Vista Balanced Fund Shares exchanged therefor, provided that the Shareholder held such Shares in Chase Vista Balanced Fund Shares as a capital asset; and (viii) Chase Balanced Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Chase Vista Balanced Fund.

    MFG has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because Chase Vista Balanced Fund will be combined with Chase Balanced Fund in the Reorganization, the total capitalization of Chase Balanced Fund after the Reorganization is expected to be greater than the current capitalization of Chase Vista Balanced Fund. The following table sets forth as of August 31, 2000:
(i) the capitalization of Chase Vista Balanced Fund; (ii) the capitalization of Chase Balanced Fund; and (iii) the pro forma capitalization of Chase Balanced Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Chase Balanced Fund and Chase Vista Balanced Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each fund. Please note that Chase Balanced Fund currently has two classes of shares, Premier Class and Investor Class. In connection with the Reorganization, the Premier Class will be renamed "Institutional Class," the Investor Class will be renamed "Class A," and the Class B and Class C share classes will be introduced.

                                      CHASE VISTA   CHASE BALANCED
                                     BALANCED FUND       FUND       PRO FORMA COMBINED
                                     -------------  --------------  ------------------
Net Assets
  Class A Shares                     $108,263,064    $         --    $110,245,645
  Class B Shares                       29,555,588              --     29,555,588
  Class C Shares                        1,601,096              --      1,601,096
  Institutional Class Shares                   --              --     114,917,623
  Investor Class Shares                        --       1,982,581         --
  Premier Class Shares                         --     114,917,623         --
    Total                            $139,419,748    $116,900,204    $256,319,952
Shares Outstanding
  Class A Shares                        6,699,472              --      2,722,790
  Class B Shares                        1,867,788              --       729,948
  Class C Shares                          101,577              --       39,543
  Institutional Class Shares                   --              --      2,834,352
  Investor Class Shares                        --          48,968         --
  Premier Class Shares                         --       2,834,352         --
    Total                               8,668,837       2,883,320      6,326,633
Net Asset Value Per Share
  Class A Shares                           $16.16              --       $40.49
  Class B Shares                           $15.82              --       $40.49
  Class C Shares                           $15.76              --       $40.49
  Institutional Class Shares                   --              --       $40.54
  Investor Class Shares                        --          $40.49         --
  Premier Class Shares                         --          $40.54         --

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Balanced Fund. Chase Balanced Fund has substantially similar investment policies to Chase Vista Balanced Fund; however, certain differences are described below. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Chase Balanced Fund, which are incorporated herein by reference.

OBJECTIVE

    The investment objective of Chase Balanced Fund is to provide a balance of current income and growth of capital. THE INVESTMENT OBJECTIVE OF CHASE VISTA BALANCED FUND IS TO SEEK TO MAXIMIZE TOTAL RETURN THROUGH LONG-TERM CAPITAL GROWTH AND EARNING CURRENT INCOME.

MAIN INVESTMENT STRATEGY

    Chase Balanced Fund seeks a balance of current income and growth by using an active equity management style that focuses on strong earnings momentum and profitability within a universe of large capitalization stocks combined with an active fixed income management style that focuses primarily on domestic fixed income securities.

    Under normal market conditions, the Chase Balanced Fund invests 30% to 70% of its total assets in equity securities and at least 25% of its total assets in investment grade debt securities.

    Chase Balanced Fund's debt securities include non-convertible corporate debt, and U.S. Government debt securities. The Fund invests in corporate debt securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization. It may also invest in unrated securities of comparable quality. There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The average maturity, or time until debt investments come due, will vary as market conditions change.

    Chase Balanced Fund's advisers may change the balance between equity and fixed income investments to suit market conditions.

    Chase Balanced Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

    In selecting equity securities Chase Balanced Fund will invest primarily in companies with one or more of the following characteristics: (i) a projected rate of earnings growth that's equal to or greater than the equity markets;
(ii) a return on assets and equity that's equal to or greater than the equity markets; (iii) above-average price/earnings ratios; (iv) below-average dividend yield; (v) above-average market volatility; or (vi) a market capitalization of more than $500 million. MOST OF CHASE VISTA BALANCED FUND'S EQUITY SECURITIES ARE IN WELL-KNOWN, ESTABLISHED COMPANIES WITH MARKET CAPITALIZATIONS EQUAL TO THOSE WITHIN THE UNIVERSE OF S&P 500 STOCKS.

    Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and warrants to buy common stocks.

    In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

    Chase Balanced Fund seeks current income by normally investing at least 25% of its total assets in U.S. Government securities and other fixed income securities including mortgage backed securities. The Fund invests in fixed income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

    When making investment decisions with respect to Chase Balanced Fund's debt securities, the Fund's advisers consider many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's advisers will adjust the Fund's investments in certain types of securities based on their analysis of changing economic conditions and trends. The Fund's advisers may sell one security and buy another security of comparable quality and maturity in order to take advantage of what they believe to be short-term differences in market rates or yields.

    In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still an attractive investment opportunity.

    Chase Balanced Fund may invest up to 30% of its total assets in foreign securities. These investments may take the form of depositary receipts. CHASE VISTA BALANCED FUND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

    Chase Balanced Fund's equity holdings may also include REITs, which are pools of investments primarily in income-producing real estate or loans related to real estate.

    Chase Balanced Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

    Chase Balanced Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

    Chase Balanced Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

    Chase Balanced Fund may also invest in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

    Chase Balanced Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

    Chase Balanced Fund may change any of these investment policies (including its investment objective) without shareholder approval. THE CHASE VISTA BALANCED FUND MAY NOT CHANGE ITS INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

INVESTMENT RESTRICTIONS

    Chase Balanced Fund and Chase Vista Balanced Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that
    (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, each Fund may borrow money as authorized by the 1940 Act; and

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as that Fund. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for purchases, redemptions and exchanges of shares of Chase Balanced Fund are similar to those of Chase Vista Balanced Fund. Please note that Chase Balanced Fund currently has two classes of shares, Premier Class and Investor Class. In connection with the Reorganization, the Premier Class will be renamed "Institutional Class," the Investor Class will be renamed "Class A," and Class B and Class C share classes will be introduced. The following discussion reflects the new class structure.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy
Class A, Class B and Class C Shares of Chase Balanced Fund. There are also ongoing charges that holders of Class A, Class B and Class C Shares pay as long as they own their shares, as more fully explained below.

    Shareholders holding Class A Shares of Chase Vista Balanced Fund will receive Class A Shares of Chase Balanced Fund in the Reorganization but will not have to pay a sales charge. However, such Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future. Shareholders holding Class B and Class C Shares of Chase Vista Balanced Fund will receive Class B and Class C Shares, respectively, of Chase Balanced Fund in the Reorganization, but the holding period used to determine applicable sales charges on the Class B and Class C Shares received in the Reorganization, as well as to determine the conversion of Class B Shares received in the Reorganization, will be calculated by reference to when such Shareholders acquired their Class B and Class C Shares of Chase Vista Balanced Fund.

    There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

    Class A Shares have an initial sales charge that is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

    The following chart shows the sales charges for Class A Shares.

                               TOTAL SALES CHARGE

                                           AS % OF THE    AS% OF NET
AMOUNT OF                                 OFFERING PRICE    AMOUNT
INVESTMENT                                  PER SHARE      INVESTED
----------                                --------------  ----------

LESS THAN $100,000                             5.75%         6.10%
$100,000 BUT UNDER $250,000                    3.75%         3.90%
$250,000 BUT UNDER $500,000                    2.50%         2.56%
$500,000 BUT UNDER $1 MILLION                  2.00%         2.04%

    There is no sales charge for investments of $1 million or more.

CLASS B SHARES

    Class B Shares have a deferred sales charge that is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

        DEFERRED
YEAR  SALES CHARGE
----  ------------

1        5%
2        4%
3        3%
4        3%
5        2%
6        1%
7       NONE
8       NONE

    We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

    Class C Shares have a deferred sales charge that is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

    Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

12b-1 FEES

    VFD is the distributor for Chase Vista Balanced Fund and, in connection with the Reorganization, will become the distributor for Chase Balanced Fund. Chase Balanced Fund will adopt a Rule 12b-1 distribution plan for Class A Shares under which it will pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares and Rule 12b-1 distribution plans for Class B Shares and Class C Shares under which it will pay annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B Shares and Class C Shares. Similar 12b-1 distribution plans (with annual distribution fees of up to 0.25%, 0.75% and 0.75%) are currently in effect for Class A Shares, Class B Shares and Class C Shares of Chase Vista Balanced Fund.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of Chase Balanced Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

BUYING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE BALANCED FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Fund's shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day the Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price. If a purchaser pays by check for Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Fund has the right to reject any purchase order.

    For Class A Shares, Class B Shares and Class C Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Class A Shares, Class B Shares or Class C Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Class A Shares, Class B Shares and Class C Shares.

SELLING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE BALANCED FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Shares of the Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, proceeds are sent by electronic transfer or wire for Class A Shares, Class B Shares and Class C Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records.

    For Class A Shares, Class B Shares and Class C Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Class A, Class B and Class C shareholders may contact 1-800-34-VISTA.

    A systematic withdrawal plan is available for Class A Shares, Class B Shares and Class C Shares.

EXCHANGING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF CHASE BALANCED FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Fund may be exchanged for shares in certain other Chase Vista Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFIT. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE BALANCED FUND

    For Class A Shares, Class B Shares and Class C Shares, Chase Balanced Fund may close an account if the balance falls below $500. Chase Balanced Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. The Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Fund or contact their investment representative or agent. The Fund may modify or cancel the sale of shares by phone without notice.

    MFIT will enter into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents will agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A Shares, Class B Shares and Class C Shares held by investors serviced by the shareholder servicing agent. MFG HAS SIMILAR AGREEMENTS WITH SHAREHOLDER SERVICING AGENTS. ACCORDINGLY, CHASE VISTA BALANCED FUND ALSO PAYS SHAREHOLDER SERVICING FEES OF 0.25%.

    Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

    Chase Balanced Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

    Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

    VFD is the distributor for Chase Vista Balanced Fund and, in connection with the Reorganization, will become distributor for Chase Balanced Fund. [Please note that it is intended that VFD will change its name to Chase ______ Fund Distributors, Inc. in connection with the Reorganization.]

                            DISTRIBUTIONS AND TAXES

    Each Fund can earn income and realize capital gain. Each Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    Each Fund distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

    - reinvest all of them in additional Fund shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds.

    Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in these Funds. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

                   COMPARISON OF CHASE VISTA BALANCED FUND'S
                           AND CHASE BALANCED FUND'S
                            ORGANIZATION STRUCTURES

    There are no differences in the organizational structure of Chase Vista Balanced Fund and Chase Balanced Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE CHASE VISTA BALANCED FUND

    Chase Vista Balanced Fund is organized as a series of MFG, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFG's operations are governed by MFG's Declaration of Trust and By-Laws (the "MFG Trust Documents") and applicable Massachusetts law. The operations of Chase Vista Balanced Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE CHASE BALANCED FUND

    Chase Balanced Fund is organized as a series of MFIT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law. The operations of Chase Balanced Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of the Trust Documents, the business of Chase Vista Balanced Fund is managed by MFG's Trustees and the business of Chase Balanced Fund is managed by MFIT's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFIT and MFG are identical.

    Information concerning the current Trustees of the MFG Board and the MFIT Board is set forth later in this document.

SHARES OF FUNDS

    Each of MFG and MFIT is a trust with an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of a trust, and may issue multiple classes of shares. Each share of a portfolio or class of a trust represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of either MFG or MFIT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFG or MFIT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of that trust in a manner believed by its management to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of Trustees and independent accountants. Neither MFG nor MFIT is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFG or MFIT.

SHAREHOLDER VOTING RIGHTS

    A vacancy in the Board of either MFG or MFIT resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of that trust at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of that trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFG or MFIT could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFG and MFIT disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. The Declaration of Trust of each of MFG and MFIT also provides that the trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFG and MFIT, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFG and MFIT, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of each of MFG and MFIT are available without charge upon written request to that trust.

                 INFORMATION RELATING TO THE ADVISORY CONTRACTS

GENERAL INFORMATION

    As noted above, Chase Balanced Fund and Chase Vista Balanced Fund are both managed by Chase pursuant to the Advisory Agreements. Under an Advisory Agreement, Chase has delegated most of its responsibilities with respect to Chase Vista Balanced Fund to CFAM pursuant to a Subadvisory Agreement between Chase and CFAM. As a result, CFAM is responsible for most of the day-to-day management functions for Chase Vista Balanced Fund. However, the same portfolio management team is responsible for the day-to-day management functions for both Chase Balanced Fund and Chase Vista Balanced Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Balanced Fund and Chase Balanced Fund.

DESCRIPTION OF CHASE

    Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of June 30, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $250 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017. On September 13, 2000, CMC and J.P. Morgan & Co. Incorporated announced that they have agreed to merge. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities.

    Under each Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Funds. Chase's responsibilities under each Advisory Agreement including supervising the Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Fund's investments and complying with regulatory reporting requirements. Chase delegates certain of these responsibilities with respect to Chase Vista Balanced Fund to CFAM. Under each Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of the Funds.

   EXPENSES AND ADVISORY FEES. Each Advisory Agreement provides that each of Chase Vista Balanced Fund and Chase Balanced Fund, as the case may be, will pay Chase a monthly advisory fee based upon the average daily net assets of such Fund. The annual rate of the advisory fee is 0.50% for Chase Vista Balanced Fund and 0.75% for Chase Balanced Fund. In connection with the Reorganization, it is anticipated that this management fee for Chase Balanced Fund will be reduced to 0.50%. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields.

    Under each Advisory Agreement, except as indicated above, each Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    For the twelve months ended June 30, 2000, Chase accrued management fees and management fee waivers of approximately $772,000 and $135,000, respectively, for Chase Balanced Fund. For the twelve months ended June 30, 2000, Chase accrued management fees of approximately $720,000 for Chase Vista Balanced Fund.

   SUBCONTRACTING. Chase is authorized by each Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by the Trusts or the relevant fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

    For the twelve months ended June 30, 2000, Chase paid approximately $360,000 in subadvisory fees to CFAM. THIS FEE WAS PAID BY CHASE OUT OF THE ADVISORY FEE IT RECEIVED FOR CHASE VISTA BALANCED FUND AND WAS NOT AN ADDITIONAL CHARGE TO THE FUND.

   LIMITATION ON LIABILITY. Each Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFG, MFIT or either Fund, as the case may be, in connection with the performance of that Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFG, MFIT or either Fund, as the case may be, for the acts of any sub-adviser as it is for its own acts.

   DURATION AND TERMINATION. Each Advisory Agreement continues in effect from year to year, only so long as such continuation is approved at least annually by
(i) the Board of Trustees of either MFG or MFIT, as the case may be, or the majority vote of the outstanding voting securities of such Fund, and (ii) a majority of those Trustees who are neither parties to that Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Advisory Agreement is terminable at any time without penalty by either the MFG or MFIT Board, as the case may be, or by vote of the majority vote of such Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFG or MFIT, as the case may be.

PORTFOLIO MANAGER

    Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue and Jeff Phelps, Portfolio Manager at Chase, are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase, is responsible for the fixed income portion of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Chase, as the investment adviser to both Chase Balanced Fund and Chase Vista Balanced Fund, has responsibilities with respect to portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of either the MFG or MFIT Board, as the case may be.

    Under each Advisory Agreement, Chase, subject to the general supervision of the applicable Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for each of Chase Balanced Fund and Chase Vista Balanced Fund with brokers and dealers selected by Chase. These brokers and dealers may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and that trust's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for a Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFG or MFIT Board, as the case may be, regarding overall commissions paid by a Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for Chase Balanced Fund or Chase Vista Balanced Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFG's or MFIT's registration statement, as the case may be, and such Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFG or any of its portfolios, including Chase Vista Balanced Fund, and MFIT or any of its portfolios, including Chase Balanced Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                               BOARD OF TRUSTEES

    The Trustees for MFG and MFIT are identical. Set forth below are the current members of the MFG Board and the MFIT Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of the Trust. Chairman and Chief
                           Executive Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Age: 67. Address: 202 June Road,
                           Stamford, CT 06903.

*H. Richard Vartabedian    Trustee and President of the Trust. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan
                           Bank, N.A., 1980 through 1991. Age: 64. Address:
                           P.O. Box 296, Beach Road, Hendrick's Head,
                           Southport, ME 04576.

William J. Armstrong       Trustee. Retired; formerly Vice President and
                           Treasurer, Ingersoll-Rand Company. Age: 58.
                           Address: 287 Hampshire Ridge, Park Ridge,
                           NJ 07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture--State of
                           Connecticut, 1992-1995. Age: 70. Address:
                           322 Main Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Jenel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road,
                           Cos Cob, CT 06807.

Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1989.
                           He had been employed by Chase in numerous
                           capacities and offices from 1954 through 1989.
                           Director of Blessings Corporation, Jefferson
                           Insurance Company of New York, Monticello
                           Insurance Company and National. Age: 68. Address:
                           257 Plantation Circle South, Ponte Vedra Beach,
                           FL 32082.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. Age: 47. Address: Chase Mutual Funds Corp.,
                           1211 Avenue of the Americas, 41st Floor,
                           New York, New York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72. Address:
                           624 East 45th Street, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of North America Life
                           Assurance Co., Petroleum & Resources Corp. and The
                           Adams Express Co.; Director and Chairman of The
                           Hanover Funds, Inc.; Director, Chairman and
                           President of The Hanover Investment Funds, Inc.
                           Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address:
                           2025 Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of either Trust solely by reason of being an officer of either Trust.

    The executive officers of MFG and MFIT are identical. Set forth below as to each executive officer of MFG and MFIT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary. Vice
                            President, Administration Services, BISYS
                            Fund Services, Inc.; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus,
                            OH 43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund
                            Services, Inc.; formerly Counsel to Moore
                            Capital Management and General Counsel to
                            Global Asset Management and Northstar
                            Investments Management. Address: 90 Park
                            Avenue, New York, NY 10016.

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co. Address:
                            1211 Avenue of the Americas, 41st Floor,
                            New York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services, Inc.;
                            formerly Supervisor, Blue Sky Department,
                            Alliance Capital Management L.P. Address:
                            3435 Stelzer Road, Columbus, OH 43219.

    The Trustees and officers of MFG and MFIT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFG and MFIT, are referred to as the "Chase Vista Funds").

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to Chase or CFAM, is payable by either MFG or MFIT to any of its officers or Trustees who are affiliated with Chase or CFAM (or any of their affiliates). Those Trustees who are not affiliated with Chase or its affiliates will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings. Chase, CFAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CFAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFG Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFG's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFG may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFG to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Chase Vista Balanced Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFG a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only Chase Vista Balanced Fund Shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the Meeting. On that
date, there were outstanding and entitled to be voted [     ] Chase Vista
Balanced Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

    The presence in person or by proxy of Shareholders that own a majority of the outstanding Chase Vista Balanced Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Chase Vista Balanced Fund Shareholders determine to adjourn the Meeting for any other reason, the Chase Vista Balanced Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Chase Vista Balanced Fund Shareholders holding a majority of the Chase Vista Balanced Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Chase Vista Balanced Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Chase Vista Balanced Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Chase Vista Balanced Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Chase Vista Balanced Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Chase Vista Balanced Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. Chase Vista Balanced Fund Shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a 'broker non-vote') will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A proxy granted by any Chase Vista Balanced Fund Shareholder may be revoked by such Chase Vista Balanced Fund Shareholder at any time prior to its use by written notice to MFG, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not Chase Vista Balanced Fund or Chase Balanced Fund (or shareholders of either fund), will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFG by personal interview, by telephone or by telegraph without additional remuneration thereof. Professional solicitors may also be retained.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of the Chase Vista Balanced Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Vista Balanced Fund Shares. In tallying Chase Vista Balanced Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the Record Date, the Trustees and officers of Chase Vista Balanced Fund as a group owned less than 1% of the outstanding shares of Chase Vista Balanced Fund. On the Record Date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of any class or series of shares of Chase Vista Balanced Fund and the percentage of any class or series of shares of Chase Balanced Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at November 10, 2000 are as follows:

                                                                               PERCENTAGE OF
                                                                                CHASE VISTA          PERCENTAGE OF CLASS OF
                                                            AMOUNT OF          BALANCED FUND          CHASE BALANCED FUND
CHASE VISTA                                                   SHARES          SHARES OWNED ON              OWNED UPON
BALANCED FUND                 NAME AND ADDRESS                OWNED             RECORD DATE               CONSUMMATION
-------------          ------------------------------       ----------       -----------------       ----------------------

    At November 10, 2000 the Trustees and officers of MFIT as a group owned less than 1% of the outstanding shares of Chase Balanced Fund.

    At November 10, 2000 the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Chase Balanced Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at November 10, 2000 were as follows:

                                                       CLASS AND        PERCENTAGE OF       PERCENTAGE OF       PERCENTAGE OF
CHASE                                                    AMOUNT          CLASS OWNED         FUND SHARES         CLASS OWNED
BALANCED                                               OF SHARES          ON RECORD           OWNED ON               UPON
FUND                       NAME AND ADDRESS              OWNED              DATE             RECORD DATE         CONSUMMATION
----                   -------------------------       ----------       -------------       -------------       --------------

                        ADDITIONAL INFORMATION ABOUT MFG

    Information about Chase Vista Balanced Fund is included in the Prospectus dated February 28, 2000, as revised June 1, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Vista Balanced Fund is also included in MFG's Statement of Additional Information dated February 28, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-34-VISTA. MFG is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT MFIT

    Information about Chase Balanced Fund is included in the Prospectus dated April 30, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Balanced Fund is also included in MFIT's Statement of Additional Information dated April 30, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-5-CHASE-0. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The unaudited financial statements and financial highlights and notes thereto of Chase Vista Balanced Fund for the six-month period ended April 30, 2000 and of Chase Balanced Fund for the six-month period ended June 30, 2000 and the audited financial statements and financial highlights and notes thereto of Chase Vista Balanced Fund for the fiscal year ended October 31, 1999 and Chase Balanced Fund for the fiscal year ended December 31, 1999 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements and financial highlights for Chase Vista Balanced Fund and Chase Balanced Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFG Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFG Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFG nor MFIT is involved in any litigation that would have any material adverse effect upon either Chase Vista Balanced Fund or Chase Balanced Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFG in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-34-VISTA.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 31st day of October, 2000 by and between Mutual Fund Group (the "Transferor Trust"), a Massachusetts business trust, on behalf of the Chase Vista Balanced Fund (the "Transferor Portfolio") and Mutual Fund Investment Trust (the "Acquiring Trust") and the Chase Balanced Fund (the "Acquiring Portfolio").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.001 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Class A share class in exchange for Class A Shares of the Transferor Portfolio, and the Class B share class in exchange for Class B Shares of the Transferor Portfolios, and the Class C share class in exchange for the Class C Shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 19, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Class A shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class A shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class A shares by the net asset value per share of the Class A shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class B shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class B shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class B shares by the net asset value per share of the Class B shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class C shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Class C shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Class C shares by the net asset value per share of the Class C shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 48,968 Investor Class shares and 2,834,352 Premier Class shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended December 31, 1999, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the six months ended June 30, 2000 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including December 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 6,699,472 Class A shares, 1,867,788 Class B shares and 101,577 Class C shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended October 31, 1999, which have been audited by PricewaterhouseCoopers LLP, the financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended October 31, 2000 when such statements are available, and the unaudited financial statements for the Trust with respect to the Transferor Portfolio for the six months ended April 30, 2000 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including October 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since December 31, 1999.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor

Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 1999.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust.

    (e) TERMINATION BY THE TRANSFEROR TRUST. This Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (f) TERMINATION BY THE ACQUIRING TRUST. This Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (g) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

 9. EXPENSES

    The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio) or the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name "Mutual Fund Group" is the designation of its Trustees under a Declaration of Trust dated May 11, 1987, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as neither the Transferor Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

(f) The name "Mutual Fund Investment Trust" is the designation of its Trustees under a Declaration of Trust dated October 1, 1997, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as neither the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MUTUAL FUND GROUP

                                          on behalf of Chase Vista Balanced Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

                                          MUTUAL FUND INVESTMENT TRUST

                                          on behalf of Chase Balanced Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By: ________________________________________
    Name:
    Title:

                                     [LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                (SPECIAL MEETING OF SHAREHOLDERS
                                                                              OF
                                                      CHASE VISTA BALANCED FUND,
                                                  A SERIES OF MUTUAL FUND GROUP)

                           CHASE VISTA BALANCED FUND,
                         A SERIES OF MUTUAL FUND GROUP

           1211 AVENUE OF THE AMERICAS, 41ST FLOOR NEW YORK, NY 10036
                                 (800) 34-VISTA

                              CHASE BALANCED FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST

           1211 AVENUE OF THE AMERICAS 41ST FLOOR NEW YORK, NY 10036
                                (800) 5-CHASE-0

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated
[December 1,] 2000 for the Special Meeting of Shareholders of Chase Vista Balanced Fund ("Chase Vista Balanced Fund"), a series of Mutual Fund Group ("MFG"), to be held on January 26, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling Chase Vista Balanced Fund at 1-800-34-VISTA.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

    Further information about Chase Balanced Fund is contained in MFIT's Statement of Additional Information dated February 28, 2000 which is incorporated herein by reference.

    The date of this Statement of Additional Information is [December 1,] 2000.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General Information...............................    3
Financial Statements..............................    4
Pro Forma Financial Statements....................    5

                              GENERAL INFORMATION

    The Shareholders of Chase Vista Balanced Fund are being asked to consider and vote on one proposal.

    With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of October 31, 2000 by and between MFG, on behalf of Chase Vista Balanced Fund, and MFIT, on behalf of Chase Balanced Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of Chase Vista Balanced Fund to Chase Balanced Fund in exchange for shares issued by MFIT in Chase Balanced Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of Chase Vista Balanced Fund that are outstanding immediately before the Effective Time of the Reorganization.

    Following the exchange, Chase Vista Balanced Fund will make a liquidating distribution of Chase Balanced Fund shares to its Shareholders, so that (a) a holder of Class A Shares in Chase Vista Balanced Fund will receive Class A Shares of Chase Balanced Fund, (b) a holder of Class B shares in Chase Vista Balanced Fund will receive Class B Shares of Chase Balanced Fund and (c) a holder of Class C Shares in Chase Vista Balanced Fund will receive Class C Shares of Chase Balanced Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

    A Special Meeting of Shareholders of Chase Vista Balanced Fund to consider the proposals and the related transaction will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 on January 26, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

    The unaudited financial statements and notes thereto of Chase Vista Balanced Fund contained in its Semi-Annual Report to Shareholders dated April 30, 2000 and the audited financial statements and notes thereto of Chase Vista Balanced Fund contained in its Annual Report to Shareholders dated October 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The unaudited financial statements and notes thereto of Chase Balanced Fund contained in its Semi-Annual Report to Shareholders dated June 30, 2000 and the audited financial statements and notes thereto of Chase Balanced Fund contained in its Annual Report to Shareholders dated December 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in each of Chase Vista Balanced Fund's and Chase Balanced Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Semi-Annual or Annual Reports are incorporated herein by reference. The financial statements and notes thereto for Chase Vista Balanced Fund for the fiscal year ended October 31, 1999 and for Chase Balanced Fund for the fiscal year ended December 31, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                         PRO FORMA FINANCIAL STATEMENTS

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                              SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
                           --------------------------------  ---------------------------------
                            CHASE    CHASE VISTA               CHASE    CHASE VISTA
                           BALANCED   BALANCED    PRO FORMA  BALANCED    BALANCED    PRO FORMA
                             FUND       FUND      COMBINED     FUND        FUND      COMBINED
                             ----       ----      --------     ----        ----      --------
LONG-TERM INVESTMENTS--98.5%
COMMON STOCK--60.7%
ADVERTISING--0.3%
Omnicom Group                    4          5           9    $    374    $    454    $    828
AIRLINES--0.6%
Southwest Airlines, Inc.        38         47          85         725         890       1,615
AUTOMOTIVE--0.5%
Ford Motor Co.                   9         11          20         378         465         843
General Motors Corp.             4          4           8         209         250         459
Visteon Corp. *                  1          2           3          14          17          31
                                                             --------    --------    --------
                                                                  601         732       1,333
                                                             --------    --------    --------
BANKING--1.0%
Bank of America Corp.            9         11          20         378         467         845
Bank of New York
  Co., Inc.                     15         18          33         693         846       1,539
                                                             --------    --------    --------
                                                                1,071       1,313       2,384
                                                             --------    --------    --------
BIOTECHNOLOGY--0.7%
Amgen, Inc. *                   11         13          24         776         942       1,718
COMPUTER NETWORKS--2.0%
Cisco Systems, Inc. *           35         44          79       2,247       2,765       5,012
COMPUTER SOFTWARE--3.5%
Microsoft Corp. *               29         35          64       2,294       2,824       5,118
Oracle Corp. *                  15         18          33       1,261       1,538       2,799
Symantec Corp. *                 7          8          15         375         453         828
                                                             --------    --------    --------
                                                                3,930       4,815       8,745
                                                             --------    --------    --------
COMPUTERS/COMPUTER HARDWARE--4.1%
Dell Computer Corp. *           18         23          41         901       1,110       2,011
EMC Corp. *                     17         21          38       1,336       1,615       2,951
Hewlett-Packard Co.              6          7          13         712         861       1,573
International Business
  Machines Corp.                 8         10          18         920       1,085       2,005
Sun Microsystems, Inc. *         9         11          20         818         996       1,814
                                                             --------    --------    --------
                                                                4,687       5,667      10,354
                                                             --------    --------    --------
CONSUMER PRODUCTS--2.2%
Avon Products, Inc.             13         14          27         561         658       1,219
Colgate-Palmolive Co.           15         17          32         868       1,066       1,934
Gillette Co.                     9         11          20         314         367         681
Philip Morris
  Companies, Inc.               12         15          27         327         396         723
Procter & Gamble Co.             7          8          15         388         475         863
                                                             --------    --------    --------
                                                                2,458       2,962       5,420
                                                             --------    --------    --------
DIVERSIFIED--3.4%
General Electric Co.            59         73         132       3,144       3,859       7,003
Tyco International LTD
  (Bermuda)                     15         18          33         692         852       1,544
                                                             --------    --------    --------
                                                                3,836       4,711       8,547
                                                             --------    --------    --------
ELECTRONICS/ELECTRICAL EQUIPMENT--1.8%
Agilent
  Technologies, Inc. *           2          3           5         160         194         354
Molex, Inc.                      6          7          13         289         351         640
Sanmina Corp. *                  8         10          18         710         863       1,573
Solectron Corp. *               21         26          47         892       1,093       1,985
                                                             --------    --------    --------
                                                                2,051       2,501       4,552
                                                             --------    --------    --------
FINANCIAL SERVICES--5.3%
American Express Co.            32         38          70       1,678       1,980       3,658
Charles Schwab Corp.            26         32          58         881       1,080       1,961
Citigroup, Inc.                 26         31          57       1,548       1,904       3,452
Merrill Lynch &
  Co., Inc.                      8         10          18         937       1,145       2,082
Morgan Stanley Dean
  Witter & Co.                  12         14          26         962       1,173       2,135
                                                             --------    --------    --------
                                                                6,006       7,282      13,288
                                                             --------    --------    --------

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     JUNE 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                              SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
                           --------------------------------  ---------------------------------
                            CHASE    CHASE VISTA               CHASE    CHASE VISTA
                           BALANCED   BALANCED    PRO FORMA  BALANCED    BALANCED    PRO FORMA
                             FUND       FUND      COMBINED     FUND        FUND      COMBINED
                             ----       ----      --------     ----        ----      --------
FOOD/BEVERAGE PRODUCTS--2.1%
Anheuser-Busch
  Companies, Inc.                8         10          18    $    616    $    755    $  1,371
Coca-Cola Co.                   13         17          30         765         937       1,702
PepsiCo, Inc.                   23         27          50       1,021       1,203       2,224
                                                             --------    --------    --------
                                                                2,402       2,895       5,297
                                                             --------    --------    --------
HEALTH CARE/HEALTH CARE SERVICES--1.3%
Guidant Corp. *                 12         15          27         603         735       1,338
Medtronic, Inc.                 17         20          37         829       1,016       1,845
                                                             --------    --------    --------
                                                                1,432       1,751       3,183
                                                             --------    --------    --------
INSURANCE--1.9%
American International
  Group, Inc.                   18         22          40       2,087       2,562       4,649
INTERNET SERVICES/SOFTWARE--0.9%
America Online, Inc. *          12         15          27         633         770       1,403
Yahoo! Inc. *                    3          3           6         341         415         756
                                                             --------    --------    --------
                                                                  974       1,185       2,159
                                                             --------    --------    --------
MACHINERY & ENGINEERING EQUIPMENT--0.3%
Dover Corp.                      7          9          16         284         345         629
METALS/MINING--0.5%
Alcoa, Inc.                     18         22          40         522         638       1,160
MULTI-MEDIA--1.6%
The Walt Disney Co.             24         29          53         943       1,112       2,055
Time Warner, Inc.               11         13          24         832       1,019       1,851
                                                             --------    --------    --------
                                                                1,775       2,131       3,906
                                                             --------    --------    --------
OIL & GAS--3.5%
BJ Services Co. *                8          9          17         488         593       1,081
Chevron Corp.                    6          6          12         466         569       1,035
Exxon Mobil Corp.               27         33          60       2,104       2,582       4,686
Royal Dutch Petroleum
  Co., N.Y. Registered
  Shares (Netherlands)          14         16          30         837         985       1,822
                                                             --------    --------    --------
                                                                3,895       4,729       8,624
                                                             --------    --------    --------
PHARMACEUTICALS--4.7%
American Home Products
  Corp.                          7          9          16         423         517         940
Bristol-Myers Squibb Co.        11         13          24         641         780       1,421
Eli Lilly & Co.                  6          8          14         639         769       1,408
Johnson & Johnson                7          8          15         690         846       1,536
Merck & Co., Inc.               12         16          28         950       1,165       2,115
Pfizer, Inc.                    41         51          92       1,986       2,414       4,400
                                                             --------    --------    --------
                                                                5,329       6,491      11,820
                                                             --------    --------    --------
REAL ESTATE INVESTMENT TRUST--0.4%
Beacon Capital Partners
  Inc. #                                   51          51                     900         900
Beacon Capital Partners
  Inc., Voting Trust #~                     3           3                       0           0
Cypress Voting Trust #~                     9           9                       0           0
                                                                         --------    --------
                                                                              900         900
                                                                         --------    --------
RETAILING--4.7%
Albertson's, Inc.                9         11          20         303         365         668
Best Buy Co., Inc. *            12         16          28         787         962       1,749
Home Depot, Inc.                16         20          36         820         966       1,786
Target Corp.                     9         12          21         539         662       1,201
Wal-Mart Stores, Inc.           36         43          79       2,053       2,525       4,578
Walgreen Co.                    26         31          57         824       1,014       1,838
                                                             --------    --------    --------
                                                                5,326       6,494      11,820
                                                             --------    --------    --------
SEMI-CONDUCTORS--4.9%
Altera Corp. *                  11         13          24       1,121       1,315       2,436
Applied Materials, Inc. *       11         14          25       1,029       1,214       2,243
Intel Corp.                     19         23          42       2,513       3,089       5,602

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     JUNE 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                              SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
                           --------------------------------  ---------------------------------
                            CHASE    CHASE VISTA               CHASE    CHASE VISTA
                           BALANCED   BALANCED    PRO FORMA  BALANCED    BALANCED    PRO FORMA
                             FUND       FUND      COMBINED     FUND        FUND      COMBINED
                             ----       ----      --------     ----        ----      --------
SEMI-CONDUCTORS--CONTINUED
Texas Instruments, Inc.         13         15          28    $    879    $  1,065    $  1,944
                                                             --------    --------    --------
                                                                5,542       6,683      12,225
                                                             --------    --------    --------
TELECOMMUNICATIONS--3.5%
AT&T Corp.                       9         11          20         289         342         631
BellSouth Corp.                 14         17          31         584         716       1,300
GTE Corp.                        8         11          19         524         642       1,166
SBC Communications, Inc.        19         24          43         830       1,021       1,851
Sprint Corp. (FON Group)        12         14          26         588         717       1,305
WorldCom, Inc. *                23         28          51       1,069       1,292       2,361
                                                             --------    --------    --------
                                                                3,884       4,730       8,614
                                                             --------    --------    --------
TELECOMMUNICATIONS EQUIPMENT--3.3%
ADC
Telecommunications, Inc.
  *                             17         19          36       1,384       1,636       3,020
JDS Uniphase Corp. *             3          3           6         336         395         731
Lucent
  Technologies, Inc.            14         17          31         849       1,001       1,850
Nortel Networks Corp.,
  (Canada)                      17         20          37       1,126       1,372       2,498
                                                             --------    --------    --------
                                                                3,695       4,404       8,099
                                                             --------    --------    --------
UTILITIES--1.7%
AES Corp. *                     13         15          28         584         703       1,287
Duke Energy Corp.                6          6          12         316         383         699
Enron Corp.                     16         19          35       1,032       1,251       2,283
                                                             --------    --------    --------
                                                                1,932       2,337       4,269
                                                             --------    --------    --------
TOTAL COMMON STOCK
  (COST $52,997, $71,004
  AND $124,001,
  RESPECTIVELY)                                                67,841      83,309     151,150
                                                             --------    --------    --------
U.S. TREASURY SECURITIES--6.3%
U.S. Treasury Notes &
  Bonds,
  6.00%, 08/15/09           $2,250     $3,100      $5,350       2,232       3,075       5,307
  6.25%, 08/15/23            3,925      4,850       8,775       3,957       4,890       8,847
  6.38%, 03/31/01                         950         950                     949         949
  6.50%, 11/15/26              625                    625         653                     653
                                                             --------    --------    --------
TOTAL U.S. TREASURY
  SECURITIES
  (COST $6,760, $8,666
  AND $15,426,
  RESPECTIVELY)                                                 6,842       8,914      15,756
                                                             --------    --------    --------
U.S. GOVERNMENT AGENCY SECURITIES--2.0%
Federal Home Loan Bank,
  4.88%, 01/22/02            1,000                  1,000         970                     970
Federal Home Loan
  Mortgage Corp.,
  5.13%, 10/15/08                         500         500                     438         438
Federal National Mortgage
  Association,
  5.13%, 02/13/04                         600         600                     563         563
Tennessee Valley
  Authority,
  5.38%, 11/13/08            1,100        850       1,950         977         755       1,732
  6.75%, 11/01/25              600        700       1,300         580         676       1,256
                                                             --------    --------    --------
TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES
  (COST $2,558, $2,517
  AND $5,075,
  RESPECTIVELY)                                                 2,527       2,432       4,959
                                                             --------    --------    --------
CORPORATE NOTES & BONDS--16.9%
AEROSPACE--0.5%
United Technologies
  Corp., 8.75%, 03/01/21     1,000                  1,000       1,107                   1,107
AUTOMOTIVE--1.6%
DaimlerChrysler North
  America Holdings Corp.,
  MTN, 6.63%, 09/21/01       1,425      2,000       3,425       1,412       1,982       3,394
Ford Motor Credit Co.,
  6.25%, 12/08/05              225                    225         211                     211
  5.80%, 01/12/09                         500         500                     435         435
                                                             --------    --------    --------
                                                                1,623       2,417       4,040
                                                             --------    --------    --------

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     JUNE 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                              SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
                           --------------------------------  ---------------------------------
                            CHASE    CHASE VISTA               CHASE    CHASE VISTA
                           BALANCED   BALANCED    PRO FORMA  BALANCED    BALANCED    PRO FORMA
                             FUND       FUND      COMBINED     FUND        FUND      COMBINED
                             ----       ----      --------     ----        ----      --------
BANKING--0.9%
Bank One Corp., 6.40%,
  08/01/02                  $1,950                 $1,950    $  1,910                $  1,910
BankAmerica Corp., 6.20%,
  02/15/06                     400                    400         371                     371
                                                             --------                --------
                                                                2,281                   2,281
                                                             --------                --------
BIOTECHNOLOGY--0.4%
Monsanto Co., #, 5.88%,
  12/01/08                   1,100                  1,100       1,000                   1,000
COMPUTERS/COMPUTER HARDWARE--1.4%
IBM Credit Corp., MTN,
  6.35%, 08/30/01            1,425     $2,000       3,425       1,411    $  1,980       3,391
CONSUMER PRODUCTS--0.1%
Procter & Gamble Co.,
  6.45%, 01/15/26              325                    325         283                     283
DIVERSIFIED--0.4%
Textron, Inc., 6.38%,
  07/15/04                              1,000       1,000                     954         954
FINANCIAL SERVICES--3.5%
American General Finance
  Corp., MTN, 6.04%,
  07/02/01                      20        575         595          20         569         589
Goldman Sachs
  Group, Inc., 6.65%,
  05/15/09                                550         550                     505         505
Household Finance Corp.,
  5.88%, 09/25/04            1,625                  1,625       1,515                   1,515
International Lease
  Finance Corp., MTN,
  8.35%, 02/04/02            1,265      1,770       3,035       1,289       1,803       3,092
Merrill Lynch &
  Co., Inc., Ser. B, MTN,
  5.71%, 01/15/02            1,330      1,870       3,200       1,298       1,824       3,122
                                                             --------    --------    --------
                                                                4,122       4,701       8,823
                                                             --------    --------    --------
FOOD/BEVERAGE PRODUCTS--0.2%
Anheuser-Busch
  Companies, Inc., 6.75%,
  08/01/03                     500                    500         492                     492
INSURANCE--0.5%
MBIA, Inc., 6.63%,
  10/01/28                              1,445       1,445                   1,189       1,189
MACHINERY & ENGINEERING EQUIPMENT--1.3%
Caterpillar Financial
  Services Corp., MTN,
  5.89%, 06/17/02            1,425      2,000       3,425       1,386       1,946       3,332
OIL & GAS--1.2%
BP Amoco PLC, (United
  Kingdom), 6.50%,
  08/01/07                   2,200                  2,200       2,113                   2,113
Conoco, Inc., 5.90%,
  04/15/04                                800         800                     764         764
                                                             --------    --------    --------
                                                                2,113         764       2,877
                                                             --------    --------    --------
PHARMACEUTICALS--0.2%
Abbott Laboratories,
  5.60%, 10/01/03              600                    600         574                     574
RESTAURANTS/FOOD SERVICES--0.2%
McDonald's Corp., 7.05%,
  11/15/25                     450                    450         420                     420
RETAILING--2.5%
Dayton-Hudson Corp.,
  6.40%, 02/15/03                         500         500                     489         489
May Department Stores
  Co., 7.45%, 09/15/11                  2,000       2,000                   1,957       1,957
Wal-Mart Stores, Inc.,
  6.55%, 08/10/04            1,775      2,000       3,775       1,742       1,963       3,705
                                                             --------    --------    --------
                                                                1,742       4,409       6,151
                                                             --------    --------    --------
TELECOMMUNICATIONS--0.5%
AT&T Corp.,
  5.63%, 03/15/04                         500         500                     470         470
  6.50%, 03/15/29                       1,010       1,010                     848         848
                                                                         --------    --------
                                                                            1,318       1,318
                                                                         --------    --------

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
             PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     JUNE 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                              SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
                           --------------------------------  ---------------------------------
                            CHASE    CHASE VISTA               CHASE    CHASE VISTA
                           BALANCED   BALANCED    PRO FORMA  BALANCED    BALANCED    PRO FORMA
                             FUND       FUND      COMBINED     FUND        FUND      COMBINED
                             ----       ----      --------     ----        ----      --------
UTILITIES--1.5%
Baltimore Gas & Electric
  Co., Ser. D, MTN,
  6.90%, 02/01/05           $1,300     $1,800      $3,100    $  1,276    $  1,766    $  3,042
National Rural Utilities
  Cooperative Finance
  Corp., 5.50%, 01/15/05                  800         800                     743         743
                                                             --------    --------    --------
                                                                1,276       2,509       3,785
                                                             --------    --------    --------
TOTAL CORPORATE NOTES &
  BONDS
  (COST $20,243, $22,781
  AND $43,024,
  RESPECTIVELY)                                                19,830      22,187      42,017
                                                             --------    --------    --------
RESIDENTIAL MORTGAGE BACKED SECURITIES--12.6%
MORTGAGE BACKED PASS-THROUGH SECURITIES--12.6%
Federal Home Loan
  Mortgage Corp.,
  Gold Pool C00970,
  7.00%, 04/01/30              999                    999         966                     966
  Gold Pool C32996,
    7.00%, 11/01/29                     4,121       4,121                   3,982       3,982
  Gold Pool C35363,
    7.00%, 01/01/30          1,721                  1,721       1,663                   1,663
  Gold Pool E00532,
    6.50%, 02/01/13          1,150      1,300       2,450       1,112       1,256       2,368
Federal National Mortgage
  Association,
  Pool 323614, 6.50%,
  02/01/14                              1,920       1,920                   1,854       1,854
  Pool 509528, 6.50%,
    11/01/14                            2,152       2,152                   2,074       2,074
  Pool 526926, 6.50%,
    12/01/14                 3,427                  3,427       3,303                   3,303
Government National
  Mortgage Association,
  Pool 423130, 8.50%,
  10/15/29                   1,367      1,757       3,124       1,399       1,799       3,198
  Pool 461750, 6.50%,
    06/15/29                              700         700                     664         664
  Pool 487057, 6.50%,
    03/15/29                 2,575      2,279       4,854       2,444       2,162       4,606
  Pool 503849, 6.50%,
    04/15/29                 1,369                  1,369       1,299                   1,299
  Pool 505680, 6.50%,
    06/15/29                 1,092                  1,092       1,036                   1,036
  Pool 510100, 7.00%,
    07/15/29                   990                    990         962                     962
  Pool 513746, 7.00%,
    08/15/29                            1,505       1,505                   1,462       1,462
  Pool 516070, 6.50%,
    09/15/29                            2,089       2,089                   1,983       1,983
                                                             --------    --------    --------
TOTAL RESIDENTIAL
  MORTGAGE BACKED
  SECURITIES
  (COST $14,181, $17,489
  AND $31,670,
  RESPECTIVELY)                                                14,184      17,236      31,420
                                                             --------    --------    --------
TOTAL LONG-TERM
  INVESTMENTS
  (COST $96,739, $122,457
  AND $219,196,
  RESPECTIVELY)                                               111,224     134,078     245,302
                                                             --------    --------    --------
SHORT-TERM INVESTMENT--2.2%
REPURCHASE AGREEMENT--2.2%
Greenwich Capital
  Markets, Inc., 6.80%,
  due 07/03/00 (Dated
  06/30/00, Proceeds
  $2,004, $3,575 and
  $5,579, respectively,
  Fully collateralized by
  U.S. Treasury or
  Government Agency
  securities)
  (COST $2,003, $3,573
  AND $5,576,
  RESPECTIVELY)              2,003      3,573       5,576       2,003       3,573       5,576
                                                             --------    --------    --------
TOTAL INVESTMENTS--100.7%
  (COST $98,742, $126,030
  AND $224,772,
  RESPECTIVELY)                                              $113,227    $137,651    $250,878
                                                             ========    ========    ========

INDEX:
*    -- Non-income producing security.
#    -- Security may only be sold to qualified institutional buyers.
~    -- Security fair valued by, or at the direction of, the Board of Trustees.
MTN  -- Medium Term Note.

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    CHASE       CHASE VISTA    PRO FORMA   PRO FORMA
                                BALANCED FUND  BALANCED FUND  ADJUSTMENTS  COMBINED
                                -------------  -------------  -----------  ---------
ASSETS:
  Investment securities, at
    value                         $113,227       $137,651      $     --    $250,878
  Cash                                   5              1             1(c)        7
  Other assets                          --              1            --           1
  Receivables:
    Interest and dividends             673            781            --       1,454
    Fund shares sold                     6             80            --          86
    Expense reimbursement from
      Distributor                        1             --            (1)(c)       --
                                  --------       --------      --------    --------
        Total Assets               113,912        138,514            --     252,426
                                  --------       --------      --------    --------
LIABILITIES:
  Payables:
    Investment securities
      purchased                      1,109          1,253            --       2,362
    Fund shares redeemed                59             23            --          82
    Dividends                           --            556            --         556
  Accrued liabilities:
    Investment advisory fees            65             56            --         121
    Administration fees                 14             17            --          31
    Shareholder servicing fees          --              8            --           8
    Distribution fees                   --             40            --          40
    Custodian fees                      19              5            --          24
    Other                              105             78            --         183
                                  --------       --------      --------    --------
        Total Liabilities            1,371          2,036            --       3,407
                                  --------       --------      --------    --------
NET ASSETS:
  Paid in capital                   87,950        114,782            --     202,732
  Accumulated undistributed
    net investment income                1              3            --           4
  Accumulated net realized
    gain on investments             10,105         10,072            --      20,177
  Net unrealized appreciation
    of investments                  14,485         11,621            --      26,106
                                  --------       --------      --------    --------
      Net Assets                  $112,541       $136,478      $     --    $249,019
                                  ========       ========      ========    ========
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of
shares authorized):
  Class A Shares                        --          6,836            49 (a)
                                                                 (4,105)(b)    2,780
  Class B Shares                        --          1,853        (1,127)(b)      726
  Class C Shares                        --            104           (63)(b)       41
  Class I Shares                        --             --         2,833 (a)    2,833
  Premier Class Shares               2,833             --        (2,833)(a)       --
  Investor Class Shares                 49             --           (49)(a)       --
Net Asset Value:
  Class A Shares (and
    redemption price)                   --       $  15.59            --    $  39.02
  Class B Shares*                       --       $  15.29            --    $  39.02
  Class C Shares*                       --       $  15.22            --    $  39.02
  Class I Shares (and
    redemption price)                   --             --            --    $  39.06
  Premier Class Shares (and
    redemption price)             $  39.06             --            --          --
  Investor Class Shares (and
    redemption price)             $  39.02             --            --          --
Class A Maximum Public
  Offering Price Per Share
  (net asset value per
  share/94.25%)                         --       $  16.54            --    $  41.40
                                  ========       ========      ========    ========
Cost of investments               $ 98,742       $126,030      $     --    $224,772
                                  ========       ========      ========    ========

*    Redemption price may be reduced by contingent deferred sales charge.
(a) Reflects name change of Investor Class and Premier Class shares of Chase Balanced Fund to Class A and Institutional Class shares, respectively.
(b)  Represents the difference between total additional shares to be issued (see
     Note 2) and current Chase Vista Balanced Fund shares outstanding.
(c) Reflects payment of amounts owed by Distributor prior to the Reorganization.

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                    CHASE       CHASE VISTA      PRO FORMA       PRO FORMA
                                BALANCED FUND  BALANCED FUND   ADJUSTMENTS*      COMBINED
                                -------------  -------------  ---------------    ---------
INVESTMENT INCOME:
  Dividend                         $   353        $   764          $  --          $ 1,117
  Interest                           2,995          4,129             --            7,124
                                   -------        -------          -----          -------
      Total investment income        3,348          4,893             --            8,241
                                   -------        -------          -----          -------
EXPENSES:
  Investment advisory fees             772            720           (258)(a)        1,234
  Administration fees                  154            217             --              371
  Shareholder servicing fees            --            360            258(a)(b)        618
  Distribution fees                      4            514             --              518
  Custodian fees                        76             87            (45)(c)          118
  Printing and postage                  29             26            (10)(c)           45
  Professional fees                     37             36            (30)(c)           43
  Registration expenses                 49              8            (10)(c)           47
  Transfer agent fees                   62            274            (13)(c)          323
  Trustees' fees                         4              7             --               11
  Other                                 10             28             --               38
                                   -------        -------          -----          -------
      Total expenses                 1,197          2,277           (108)           3,366
                                   -------        -------          -----          -------
  Less amounts waived                  139            250           (182)(a)(d)       207
  Less earnings credits                  3              4             --                7
  Less expense reimbursements           20             --             --               20
                                   -------        -------          -----          -------
      Net expenses                   1,035          2,023             74            3,132
                                   -------        -------          -----          -------
      Net investment income          2,313          2,870            (74)           5,109
                                   -------        -------          -----          -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain on
    investment transactions         10,530          9,756             --           20,286
  Change in net unrealized
    appreciation/depreciation
    of investments                  (1,170)        (8,705)            --           (9,875)
                                   -------        -------          -----          -------
  Net realized and unrealized
    gain on investments              9,360          1,051             --           10,411
                                   -------        -------          -----          -------
  Net increase in net assets
    from operations                $11,673        $ 3,921          $ (74)         $15,520
                                   =======        =======          =====          =======

* Reflects the annualization of increased fee levels introduced during the financial period shown.
(a) Reflects adjustment to investment advisory fees, shareholder servicing fees, distribution fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b) Chase Balanced Fund did not charge shareholder servicing fees during the twelve months ended June 30, 2000.
(c)  Reduction reflects the estimated benefit of combining operations.
(d) Waivers reflected in the historical financial statement amounts do not reflect current expense arrangements or waivers. During the twelve months ended June 30, 2000, Chase Balanced Fund waived substantial investment advisory fees. Those waivers have since been significantly reduced.

                  See notes to pro forma financial statements.

                 CHASE BALANCED FUND/CHASE VISTA BALANCED FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION:

The unaudited Pro Forma Combining Statement of Assets and Liabilities and Statement of Operations ("Pro Forma Statements") reflect the accounts of Chase Balanced Fund ("CBF") and Chase Vista Balanced Fund ("CVBF") as if the proposed reorganization occurred as of and for the twelve months ended June 30, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of CVBF in exchange for shares in CBF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund which have been incorporated by reference in their respective Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST:

Immediately prior to the Reorganization, existing Investor and Premier
Class Shares of CBF would be renamed Class A and Institutional Class Shares, respectively, and CBF would commence offering Class B Shares and Class C Shares. The net asset values per share for Class B and C Shares at the commencement of offering would be identical to the closing net asset value per share for Class A Shares immediately prior to the Reorganization.

Under the proposed reorganization, each shareholder of CVBF would receive shares of CBF with a value equal to their holding in CVBF. Holders of Class A Shares in CVBF would receive Class A Shares in CBF, holders of Class B Shares in CVBF would receive Class B Shares in CBF and holders of Class C Shares in CVBF would receive Class C Shares in CBF. Therefore, as a result of the proposed reorganization, current shareholders of CVBF will become shareholders of CBF.

The pro forma net asset value per share assumes the issuance of additional shares of CBF which would have been issued on June 30, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the June 30, 2000 net assets of CVBF and the net asset values per share of CBF.

                                       CLASS A      CLASS B      CLASS C
                                        SHARES       SHARES       SHARES
Additional Shares Issued                2,731,441      725,903      40,544
Net Assets June 30, 2000 CVBF        $106,581,452  $28,314,542  $1,582,133
Net Asset Value Per Share CBF        $      39.02  $     39.02  $    39.02

3. PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for CBF at the combined level of average net assets for the twelve months ended June 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

         FORM N-14

         PART C - OTHER INFORMATION



         Item 15.  Indemnification.

                   ---------------

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and


                                    Part C-1

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



         Item 16. Exhibits.

                  ---------------

         1        Declaration of Trust. (1)

         2        By-laws. (1)

         3        None

         4 Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

         5        Declaration of Trust and By-laws. (1)

         6(a)     Form of Investment Advisory Agreement. (1)

         7        Distribution and Sub-Administration Agreement. (1)

         8(a)     Retirement Plan for Eligible Trustees. (1)

         8(b)     Deferred Compensation Plan for Eligible Trustees. (1)

         9        Form of Custodian Agreement. (1)

         10(a) Forms of Rule 12b-1 Distribution Plans including Selected Dealer Agreements and Shareholder Service Agreements. (1)

                                    Part C-2

         11       None.

         12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences. (3)

         13(a)    Form of Transfer Agency Agreement. (1)

         13(b)    Form of Administration Agreement. (1)

         14       Consent of PricewaterhouseCoopers LLP. (2)

         15       None

         16       None

         17(a)    Form of Proxy Card. (2)

         17(b)    Prospectus for Chase Balanced Fund. (2)

         17(c)    Prospectus for Chase Vista Balanced Fund. (2)

         17(d)    Statement of Additional Information of MFIT. (2)

         17(e)    Statement of Additional Information of MFG. (2)

         17(f) Annual Report to Shareholders of Chase Balanced Fund dated December 31, 1999. (2)

         17(g) Annual Report to Shareholders of Chase Vista Balanced Fund dated October 31, 1999. (2)

         17(h) Semi-Annual Report to Shareholders of Chase Balanced Fund dated June 30, 2000. (2)

         17(i) Semi-Annual Report to Shareholders of Chase Vista Balanced Fund dated April 30, 2000. (2)

         (1) Filed as an Exhibit to the Registration Statement on Form N-1A on December 30, 1997.


                                    Part C-3

         (2)      Filed herewith.

         (3)      To be filed by amendment.


         Item 17.  Undertakings.

                  ---------------

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                    Part C-4

                                   SIGNATURES


         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 25th day of October, 2000.



         MUTUAL FUND GROUP


         Registrant


         By:
            ----------------------------------
               H. Richard Vartabedian
               President


         As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                  *                     Chairman and Trustee         October 25, 2000
-------------------------------------
Fergus Reid, III

     /s/ H. Richard Vartabedian         President and Trustee        October 25, 2000
-------------------------------------
H. Richard Vartabedian

                  *                     Trustee                      October 25, 2000
-------------------------------------
William J. Armstrong

                  *                     Trustee                      October 25, 2000
-------------------------------------
John R. H. Blum

                  *                     Trustee                      October 25, 2000
-------------------------------------
Stuart W. Cragin, Jr.

                  *                     Trustee                      October 25, 2000
-------------------------------------
Roland R. Eppley, Jr.




                  *                     Trustee                      October 25, 2000
-------------------------------------
Joseph J. Harkins

                  *                     Trustee                      October 25, 2000
-------------------------------------
Sarah E. Jones

                  *                     Trustee                      October 25, 2000
-------------------------------------
W.D. MacCallan

                  *                     Trustee                      October 25, 2000
-------------------------------------
George E. McDavid

                  *                     Trustee                      October 25, 2000
-------------------------------------
W. Perry Neff

                  *                     Trustee                      October 25, 2000
-------------------------------------
Leonard M. Spalding, Jr.

                  *                     Trustee                      October 25, 2000
-------------------------------------
Irv Thode

                  *                     Trustee                      October 25, 2000
-------------------------------------
Richard E. Ten Haken


                                        Treasurer and                October 25, 2000
-------------------------------------   Principal Financial Officer
Martin R. Dean

     /s/ H. Richard Vartabedian         Attorney in Fact             October 25, 2000
-------------------------------------
H. Richard Vartabedian

                                    EXHIBITS


ITEM        DESCRIPTION

(14)        Consent of PricewaterhouseCoopers LLP.

(17)(a)     Form of Proxy Card.

    (b)     Prospectus for Chase Balanced Fund.

    (c)     Prospectus for Chase Vista Balanced Fund.

    (d)     Statement of Additional Information of MFIT.

    (e)     Statement of Additional Information of MFG.

    (f) Annual Report to Shareholders of Chase Balanced Fund dated December 31, 1999.

    (g) Annual Report to Shareholders of Chase Vista Balanced Fund dated October 31, 1999.

    (h) Semi-Annual Report to Shareholders of Chase Balanced Fund dated June 30, 2000.

    (i) Semi-Annual Report to Shareholders of Chase Vista Balanced Fund dated April 30, 2000.